Exhibit 10.2

FIRST AMENDMENT TO DEVELOPMENT AGREEMENT

This First Amendment to the Development Agreement (“Amendment”) is made and entered into effective as of July 26, 2019, by and between IIP-MA 1 LLC (“Landlord”), IIP Operating Partnership, LP (“Parent Company”), and Pharmacannis Massachusetts Inc. (“Tenant”), together the (“Parties”).

RECITALS

A. Landlord and Tenant entered into a Lease Agreement (the “Lease”) dated May 31, 2018 concerning the lease of certain premises located at Lot 1, Hopping Brook Road, Holliston, MA, 01746, as further defined in the Lease.

B. Landlord and Tenant desire to amend the Lease as set forth herein to correct certain drafting errors.

AGREEMENT

1. Paragraph A of the Development Agreement Recitals is hereby amended and replaced in its entirety to read as follows:

“WHEREAS, concurrent with the execution of this Agreement, Landlord acquired certain real property located at 465 Hopping Brook Road, Holliston, Massachusetts, 01746, as more particularly described on Exhibit A attached hereto and incorporated herein by reference (the “Land”);.”

2. Paragraph C of the Development Agreement Recitals is hereby amended to strike the word “medical” from the description of Tenant’s intended use.

3. All other provisions of the Lease, including those incorporated by prior amendment or agreement, shall remain in full force and are hereby ratified and affirmed. In the event of any conflict between the terms and provisions contained in this Amendment and those contained in the Lease or any prior amendment or agreement, the terms and provisions contained herein will supersede and control any obligations and liabilities of the Parties.

4. This Amendment may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts will be construed together and constitute the same document. Signature pages may be detached from the counterparts and attached to a single copy to physically form one document.

[SIGNATURE PAGE TO FOLLOW]

DEVELOPMENT AGREEMENT AMENDMENT SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written below.

LANDLORD:

IIP-MA 1 LLC

By:	/s/ Brian Wolfe
Name:	Brian Wolfe
Title:	Vice President, General Counsel and Secretary

PARENT COMPANY:

IIP OPERATING PARTNERSHIP, LP

By:	/s/ Brian Wolfe
Name:	Brian Wolfe
Title:	Vice President, General Counsel and Secretary

TENANT:

PHARMACANNIS MASSACHUSETTS, INC.

By:	/s/ Teddy Scott
Name:	Teddy Scott
Title:	President